Exhibit 99.1

Elevate to be Acquired by Park Cities Asset Management

Elevate shareholders to receive $1.87 per share in cash

Elevate to become a private company upon completion of the transaction

FORT WORTH, Texas— November 16, 2022 - Elevate Credit, Inc. (“Elevate” or the “Company”), a leading tech-enabled provider of innovative and responsible online credit solutions for non-prime consumers, today announced it has entered into a definitive agreement to be acquired by an affiliate of Park Cities Asset Management LLC (“Park Cities”), an alternative asset manager focused on providing flexible debt solutions.

Park Cities will acquire Elevate for $1.87 per share in an all-cash transaction at an implied value of $67 million. Pursuant to the terms of the merger agreement, 7% of shares and shares underlying equity awards held by certain members of Elevate management are permitted to rollover into equity of the acquiring entity.

Founded in 2014, Elevate has reinvented non-prime credit with online solutions that provide financial relief today, and help people build a brighter financial future. The Company, along with the banks that license its technology, has originated more than $10 billion in credit to nearly 3 million non-prime consumers.

Park Cities brings decades of experience in consumer and commercial lending, extensive corporate finance acumen and significant operating experience that will allow Elevate to continue to serve credit-constrained Americans. Park Cities has a long relationship with Elevate and currently provides corporate debt as well as financing for the Today Card product. Park Cities is also based in Texas and intends to maintain Elevate’s headquarters in Fort Worth, Texas.

“From the beginning, Elevate has strived to be the most trusted and preferred alternative credit provider for the ‘New Middle Class’—the more than 100 million credit constrained Americans,” said Jason Harvison, Chief Executive Officer of Elevate. “I am excited to build on our partnership with Park Cities and continue our work as a leader and innovator in the non-prime market. I look forward to working with the Park Cities leadership team and believe the Company will greatly benefit from their expertise and comprehensive understanding of the credit landscape.”

“Elevate fills a massive void in the lending market, both through its suite of credit solutions and its powerful AI-driven technology platform,” said Alex Dunev of Park Cities. “I am confident that we can help advance the Company’s vision while it maintains its commitment to serving the non-prime consumer.”

Transaction Details

The transaction, which was approved by the Elevate Board of Directors by the unanimous vote of those voting, is expected to close in the 1st Quarter of 2023, subject to customary closing conditions, including approval by Elevate shareholders and receipt of regulatory approvals.

Upon completion of the transaction, Elevate’s shares will no longer trade on the New York Stock Exchange and Elevate will become a private company. The Company will continue to operate under the Elevate name and brand.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Elevate, and Morrison & Foerster LLP is acting as legal counsel.

Haynes and Boone LLP, Wick Phillips Gould & Martin LLP, and Husch Blackwell LLP are acting as legal counsel for Park Cities.

About Elevate

Elevate (NYSE: ELVT), together with the banks that license its marketing and technology services, has originated $10.0 billion in non-prime credit to more than 2.7 million non-prime consumers to date. Its responsible, tech-enabled online credit solutions provide immediate relief to customers today and help them build a brighter financial future. The Company is committed to rewarding borrowers’ good financial behavior with features like interest rates that can go down over time, free financial training and free credit monitoring. Elevate’s platform powers a suite of groundbreaking credit products includes RISE, Elastic, Today Card and Swell. For more information, please visit http://corporate.elevate.com.

About Park Cities Asset Management

Park Cities Asset Management LLC is an alternative asset manager focused on deploying capital across asset classes in the Specialty Finance and FinTech sectors. Park Cities and its predecessor firm have been investing for over a decade and is led by Alex Dunev and Andy Thomas. Park Cities provides investment advice through its SEC Registered Investment Advisor, Park Cities Advisors LLC. For more information about Park Cities, please visit www.parkcitiesmgmt.com.

Contacts:

For Elevate:

Investor Relations:

Solebury Strategic Communications

Sloan Bohlen, 817-928-1646

investors@elevate.com

or

Media Inquiries:

Solebury Strategic Communications

Laurie Steinberg, 845-558-6370

lsteinberg@soleburystrat.com

For Park Cities Asset Management:

Media Inquiries:

Clay Huffstutter, 469-262-2103

chuffstutter@parkcitiesmgmt.com

Source: Elevate Credit, Inc.

Additional Information about the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Elevate and Park Cities. A meeting of the stockholders of Elevate will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. Elevate expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of Elevate and will contain important information about the proposed Merger and related matters. STOCKHOLDERS OF ELEVATE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELEVATE AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Elevate with the SEC at the SEC’s website at www.sec.gov.

Elevate and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Elevate’s stockholders in connection with the proposed transaction will be set forth in Elevate’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by Elevate’s stockholders. You may also find additional information about Elevate’s directors and executive officers in Elevate’s definitive proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 5, 2022, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning Elevate and the proposed transaction between Elevate and Park Cities. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, the inability to obtain required regulatory approvals or satisfy other conditions to the closing of the proposed transaction; unexpected costs, liabilities or delays in connection with the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; the significant transaction costs associated with the proposed transaction and other risks that may imperil the consummation of the proposed transaction, which may result in the transaction not being consummated within the expected time period or at all; negative effects of the announcement, pendency or consummation of the transaction on the market price of Elevate’s common stock or operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the risk of litigation or regulatory actions; the inability of Elevate to retain and hire key personnel; and the risk that certain contractual restrictions contained in the business combination agreement during the pendency of the proposed transaction could adversely affect Elevate’s ability to pursue business opportunities or strategic transactions.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Elevate assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.